SEASONS SERIES TRUST

SA Multi-Managed Diversified Fixed Income Portfolio

SUNAMERICA SERIES TRUST

SA BlackRock Advantage International Portfolio

SA Fidelity Institutional AM International Growth Portfolio

SA Franklin BW U.S. Large Cap Value Portfolio

SA Franklin Small Company Value Portfolio

SA Franklin Systematic U.S. Large Cap Core Portfolio

SA Franklin Systematic U.S. Large Cap Value Portfolio

SA Index Allocation 60/40 Portfolio

SA JPMorgan MFS Core Bond Portfolio

SA JPMorgan Ultra Short Bond Portfolio

SA MFS Large Cap Growth Portfolio

SA Large Cap Value Index Portfolio

Supplement dated July 21, 2026

to the Summary Prospectuses and Prospectuses of each SA Portfolio,

as supplemented and amended to date

In accordance with the terms of an Agreement and Plan of Reorganization (“Agreement”), if certain conditions are satisfied, each of the portfolios listed above and three newly created portfolios of SunAmerica Series Trust (each, an “SA Portfolio”) will acquire the securities, other assets and liabilities of one or more portfolios of Guardian Variable Products Trust (each, a “Guardian fund”), in exchange for shares of the SA Portfolio, in a transaction scheduled to occur in November or December of 2026 (each, a “Reorganization”). Guardian fund shareholder approval is required for each Reorganization. SA Portfolio shareholder approval is not required.

The Boards of Trustees of Seasons Series Trust and SunAmerica Series Trust have, with respect to each applicable SA Portfolio, approved the Agreement and determined that the Reorganization is in the best interests of the SA Portfolio.

Each Reorganization will increase the size of the applicable SA Portfolio, potentially lowering its net expenses due to economies of scale. On the other hand, each SA Portfolio will incur repositioning costs resulting from the post-Reorganization sale of certain acquired securities and purchase of others, aligning with the SA Portfolio’s investment strategy. The repositioning costs will consist of brokerage commissions and/or other transactions costs, which will be borne indirectly by SA Portfolio shareholders. Each SA Portfolio might depart temporarily from its principal investment strategy and policies while it repositions.

The foregoing disclosure is not intended to solicit a proxy from any shareholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ST3179IN4.1 (7/26)